SUMMARY PROSPECTUS

September 5, 2023

ABSOLUTE INVESTMENT ADVISERS LLC
ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES (ASFIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.absoluteadvisers.com. You can also get this information at no cost by calling (888) 99 ABSOLUTE or (888) 992-2765 (toll free) or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated September 5, 2023.

ABSOLUTE STRATEGIES FUND

Summary Section

Investment Objective

The Absolute Strategies Fund (the “Fund”) seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices such as the Standard & Poor’s 500® Index (“S&P 500® Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses(1)	0.73%
Dividend and Interest Expenses on Short Sales	0.02%
Acquired Fund Fees and Expenses(2)	0.66%
Total Annual Fund Operating Expenses(3)	2.81%
Fee Waiver and/or Expense Reimbursement(4)	(0.56)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)[4]	2.25%

(1)	“Other Expenses” are based on estimated amounts expected to be incurred for the current fiscal year.

(2)	Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies.

(3)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to a reduction in the expense cap for the Fund and because they do not include AFFE.

(4)	Absolute Investment Advisers LLC (“Absolute”) has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, does not exceed 1.79% through July 31, 2025 (the “Expense Cap”). This Expense Cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to Absolute. Absolute may recoup from the Fund fees waived (other than advisory fees waived by Absolute related to the Fund’s investments in other pooled vehicles sponsored by Absolute) and expenses reimbursed by Absolute pursuant to the Expense Cap in the three years following the date the particular waiver/expense payment occurred in connection with

ABSOLUTE STRATEGIES FUND

the Fund or the Predecessor Fund, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Absolute has contractually agreed to waive its investment advisory fees related to any Fund assets invested in pooled vehicles sponsored by Absolute.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

1 Year	3 Years	5 Years	10 Years
$228	$818	$1,435	$3,097

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor Fund’s (as defined below) portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Absolute, the Fund’s investment adviser, has responsibility for allocating Fund assets across strategies and investment styles that Absolute believes are complementary and, when combined, will produce long-term risk-adjusted returns. Absolute considers long-term risk-adjusted investment returns to be those that do not incur a permanent loss of capital over a full market cycle. Although the Fund is not a hedge fund, such strategies are more commonly associated with hedge funds. These strategies may attempt to exploit disparities or inefficiencies in markets, geographical areas, or companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). Such strategies may have low sensitivity to traditional markets because they seek investment opportunities and risks that do not correlate with traditional markets.

Absolute believes that there are important benefits that come from pursuing the Fund’s investment objective in part by investing through skilled asset managers (“Managers”) whose strategies, when combined, seek to provide attractive long-term risk-adjusted returns, with lower volatility and low sensitivity to traditional market measures. Absolute strategically allocates the Fund’s assets to such Managers either by engaging them to manage a portion of the Fund’s assets or by investing in securities and other instruments, including other pooled investment vehicles, such as ETFs and other registered investment companies (“Underlying Funds”) that are managed by such Managers. To the extent that Absolute allocates a portion of the Fund’s assets directly to Managers for investment, the Fund may be referred to as employing a “multi-manager” strategy. By contrast, to the extent that Absolute allocates the Fund’s assets to Underlying Funds managed by such Managers, it may be referred to as employing a “fund of funds” strategy. The Underlying Funds in which the Fund invests include pooled investment vehicles that are sponsored by Absolute.

ABSOLUTE STRATEGIES FUND

Absolute may invest the Fund’s assets directly, but generally selects several Managers to manage the Fund’s assets on a day-to-day basis. Absolute determines the portion of the Fund’s assets to be allocated to each Manager. Absolute reviews a range of factors (e.g., investment process) when evaluating each Manager and its appropriate asset allocation. Absolute may direct a Manager to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio. In a multi-manager structure, Absolute has the discretion to remove Managers and, subject to board approval, add Managers at any time. In a fund of funds structure, Absolute may purchase and sell shares of Underlying Funds at any time.

Absolute seeks diversified, risk-adjusted return for the Fund by selecting exposure to different investment guidelines and styles. Absolute or a Manager may tactically adjust the Fund’s asset mix to take advantage of temporary market conditions that may present opportunities. By allocating assets to one or more Managers or by investing the Fund’s assets in one or more Underlying Funds, the Adviser pursues exposure to one or more of the following investment strategies:

Opportunistic and Long-Biased Equity Strategies seek to capitalize on undervalued equity securities (common stock, preferred stock, convertible securities, warrants, rights and sponsored or unsponsored American Depositary Receipts (“ADRs”)) or on positive market trends and, therefore, typically invests in a variety of securities markets, industries, company sizes, or U.S. or foreign (in the case of ADRs) geographical areas. Strategies may be managed for absolute return and typically utilize short sales, options and futures and forward contracts to implement selective hedging and manage risk exposure. Strategies may also focus on special situations or events, including distressed equities.

Long/Short Equity or Market Neutral Strategies attempt to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling stocks that are considered to be overvalued. Strategies may attempt to realize a valuation discrepancy in the relationship between multiple securities (relative value or value arbitrage) or may utilize quantitative factors to measure investment attractiveness among securities. Long/Short Equity includes the broad ability to invest in stocks both long and short. Long exposure to a security means the holder of the position owns the security and will profit if the price of the security increases. A short position generally involves the sale of a security that the Fund has borrowed (but does not own) with the expectation that the price of the security will decrease in value, enabling the Fund to repurchase the security later at the lower price. Longs and shorts may be directly related to one another or independent from each other. Equity Market Neutral is a strategy that commits to maintaining a certain balance of long and shorts. This could mean equal parts long and short to keep the net exposure at or near zero, or it could mean a slightly variable amount long and shorts to keep the strategy beta at zero.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The Adviser typically utilizes futures, options and credit default swaps in order to seek to manage interest rate exposures and employ leverage to increase returns. Leverage means obtaining investment exposure in excess of the Fund’s net assets, which creates the potential for magnified gains or losses. See “Leverage Risk” below for more information about the risks of leverage.

Long/Short Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, futures or options. Strategies may use futures or options to hedge risk, increase or reduce the Fund’s investment exposure or obtain leverage. Hedged Equity refers to a strategy that generally contains a number of long investments, but also certain other securities (cash, shorts, derivatives) designed to mitigate a certain risk(s) embedded in those longs.

ABSOLUTE STRATEGIES FUND

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield “junk bonds”, bank loans and other defaulted debt securities, convertible bonds, preferred stock, Treasury Inflation Protected Securities (“TIPS”), and emerging market debt or exchange traded funds (“ETFs”) that invest in such securities. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage Related Securities”). Certain Mortgage Related Securities in which the Fund invests may be rated below investment grade (i.e., junk bonds) or unrated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.

The Fund invests, long and short, in both short-term and long-term debt, and is not limited as to the maturities or quality of the corporate debt securities in which it invests. Strategies may utilize credit default swaps to create short positions when the Adviser or a Manager, as applicable, anticipates a decline in the price of an overvalued security. The Fund may also purchase credit default swaps to enhance total return and lower volatility and may utilize treasury futures to manage interest rate risk.

Strategies typically involve leverage and hedging through the use of ETFs, futures, credit default swaps, options on swaps, equities (and related equity options), total return swaps, short sales, or committed term reverse repurchase facilities, among other instrument types that the Adviser or a Manager, as applicable, believes may enhance total return. In connection with these strategies, the Fund may act as a buyer or seller of credit default swaps.

When the Fund is selling stocks short and under certain other market conditions, it may invest significantly in cash and cash equivalents, such as U.S. Treasuries, money market instruments, repurchase agreements, certificates of deposit and high quality commercial paper.

Principal Investment Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Multi-Manager Risk. The success of the Fund’s strategy depends on, among other things, Absolute’s skill in selecting Managers and the Managers’ skill in executing the relevant strategy. The Managers’ strategies may be out of favor at any time. In addition, because the Managers each make their trading decisions independently, it is possible that Managers may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses.

Fund of Funds Risk. The Fund, as a shareholder of the Underlying Funds, indirectly bears its proportionate share of any investment management fees and other expenses of the Underlying Funds. Further, due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the Underlying Funds and any derivatives and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the Underlying Funds.

ABSOLUTE STRATEGIES FUND

Affiliated Portfolio Risk. In managing the Fund, the Adviser will have authority to select and substitute Underlying Funds in which the Fund invests. The Adviser is subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds for its advisory services are higher than the fees paid by other Underlying Funds. However, the Adviser has contractually agreed to waive its investment advisory fees related to any Fund assets invested in Underlying Funds sponsored by the Adviser.

Value Style Risk. Investing in “value” stocks presents the risk that the stocks may never reach what a Manager believes are their full market values, either because the market fails to recognize what a Manager considers to be the companies’ true business values or because the Manager misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Short Sale Risk. If the price of stocks which the Fund has borrowed and sold to other investors has gone up since the time the Fund borrowed the stocks and sold them, the Fund will lose money on the investment. Although the Fund’s gain is limited by the amount for which it sold the borrowed security, its potential loss is unlimited. A mutual fund that engages in short selling is more risky than other mutual funds that do not engage in short selling.

Equity Risk. Equity securities, which include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Convertible Arbitrage Risk. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging all or a portion of the equity risk by selling short the underlying common stock. Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. Convertible arbitrage is further subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner.

Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security) a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. As a result of these features, a convertible security is subject to many of the risks to which common stock and fixed income securities are subject.

Contingent Convertible Securities Risk. In addition to the general risks associated with fixed-income securities and convertible securities, the risks of investing in contingent convertible securities (“CoCos”) include the risk that a CoCo may be written down, written off or converted into an equity security when the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside its control, and the fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

ABSOLUTE STRATEGIES FUND

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Liquidity Risk. From time to time, the trading market for a particular investment or type of security in which the Fund invests may become less liquid or even illiquid. The Fund may not be able to sell certain securities when the Fund considers it desirable to do so and/or may have to sell the security at a lower price. Market prices for such securities may be volatile.

Management Risk. The Fund is actively managed and is thus subject to management risk. Absolute will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that such techniques will produce the intended results.

Forward and Futures Contracts Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset or index; (ii) possible lack of a liquid secondary market for a forward contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may also have to sell investments at a time when it may be disadvantageous to do so.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. Price valuations or market movements may not justify purchasing options on individual securities, stock indexes or ETFs, or, if purchased, the options may expire unexercised, causing the Fund to lose the premium paid for the options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over-the-counter options expose the Fund to counterparty risk.

Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Credit Risk. The issuer of a fixed income security may not be able or willing to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Interest Rate Risk. The market value of fixed income securities in which the Fund invests and, thus, the Fund’s net asset value, can be expected to vary inversely with changes in interest rates. Given that interest rates have been near historic lows, risks associated with rising rates may be heightened. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.

ABSOLUTE STRATEGIES FUND

Prepayment and Extension Risk. As interest rates decline, the issuers of certain types of fixed income securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. There is a greater risk that the Fund will lose money due to prepayment and extension risks when the Fund invests in mortgage-backed and asset-backed securities.

Variable and Floating Interest Rate Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Large Capitalization Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Small and Mid-Sized Capitalization Company Risk. Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies. Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

Commodities Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or ETF invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF. ETF shares trade in the secondary market and may be purchased by the Fund at a premium or discount to their NAV. When selling such securities, the Fund may not sell at the same premium or discount and may lose money on the premium or discount.

Derivatives Risk. The Fund may use derivatives (including futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

ABSOLUTE STRATEGIES FUND

Correlation Risk. Correlation risk is the risk of imperfect correlation between the value of these instruments and the underlying assets.

Hedging Risk. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically involve expenses.

Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the futures will be “notionally funded” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day, no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the CFTC, which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading be limited to the liquidation of open positions only.

Money Market Fund Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Cash and Cash Equivalents Holdings Risk. The Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Foreign Investments Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Leverage Risk. Using futures to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

ABSOLUTE STRATEGIES FUND

ADR Risk. ADRs are receipts, issued by depository banks in the United States, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.

Preferred Stock Risk. Preferred stock is subject to many of the risks to which common stock and fixed income securities are subject, such as interest rate risk and credit risk. In addition, preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.

Restricted Securities Risk. Rule 144A securities are restricted securities and may be less liquid investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell the restricted security when Absolute considers it desirable to do so and/or may have to sell the security at a lower price. A restricted security that was liquid when purchased may subsequently become illiquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. If a right or warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right or warrant. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

Swap Contract Risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In addition, each swap exposes the Fund to counterparty risk when a counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result, the Fund may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract.

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Performance Information

The Fund acquired all of the assets and liabilities of the Absolute Strategies Fund, a series of Forum Funds (the “Predecessor Fund”), in a tax-free reorganization on September 8, 2023. In connection with this acquisition, shares of the Predecessor Fund’s Institutional Class shares were exchanged for Institutional Class shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s performance for periods prior to September 11, 2023 is that of the Predecessor Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Shares’ of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. The performance of the Predecessor Fund was calculated net of the Predecessor Fund’s fees and expenses. The Predecessor Fund’s performance is included because the Fund believes that the performance information presented is sufficiently relevant to merit consideration by prospective Fund investors. The performance of the Predecessor Fund is not the performance of the Fund, has not been restated to reflect the fees, expenses and fee waivers and/ or expense limitations of the Fund, and is not necessarily indicative of the Fund’s future performance. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table below. Updated performance information is available at www.absoluteadvisers.com or by calling (888) 99-ABSOLUTE or (888) 992-2765 (toll free).

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31
Institutional Shares

The calendar year-to-date total return as of June 30, 2023, was -11.37%.

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Highest/Lowest quarterly results during this time period were:

Highest Quarter: Fourth Quarter 2018 4.75%
Lowest Quarter: Fourth Quarter 2021 (6.30)%

Average Annual Total Returns
(for periods ended 12/31/2022)

	1 Year	5 Year	10 Year
Institutional Shares – Return Before Taxes	8.48%	-1.63%	-1.56%
Institutional Shares – Return After Taxes on Distributions	8.48%	-1.81%	-2.24%
Institutional Shares – Return After Taxes on Distributions and Sale of Fund Shares	5.02%	-1.29%	-1.24%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Bloomberg U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
HFRX Global Hedge Fund Index(3) (reflects no deduction for fees, expenses or taxes)	-4.41%	1.41%	1.76%
MSCI World Index(4) (reflects no deduction for fees, expenses or taxes)	-18.14%	6.14%	8.85%

(1)	S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

(2)	Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the index directly.

(3)	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Investors may not invest in the index directly.

(4)	MSCI World® Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed market countries, including securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, Israel and the Far East. Investors may not invest in the index directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

ABSOLUTE STRATEGIES FUND

Management

Investment Adviser. Absolute Investment Advisers LLC is the Fund’s investment adviser.

Portfolio Manager. Mr. Jay Compson, Principal of Absolute, is the portfolio manager of the Fund. Mr. Compson has managed the Fund since its commencement in July 2005.

Purchase and Sale of Fund Shares

Minimum Initial Investment(1)(2)	To Place Buy or Sell Orders
Standard Accounts $25,000	By Mail: Absolute Strategies Fund
Retirement Accounts $25,000	c/o: Ultimus Fund Solutions, LLC
P.O. Box 541150
Omaha, NE 68154
Minimum Additional Investment(1)(2)
NONE	By Phone: (888) 992-2765

(1)	If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

(2)	No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of Subadvisers, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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